                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                                 October 2, 1997
                Date of Report (Date of earliest event reported)


                                  XIRCOM, INC.
             (Exact name of registrant as specified in its charter)


    California                    0-19856                95-4421884
-----------------             ----------------         --------------
(State or other               (Commission File        (I.R.S. Employer
 jurisdiction of                   Number)           Identification No.)
 incorporation)

                           2300 Corporate Center Drive
                          Thousand Oaks, CA 91320-1420
                    (Address of principal executive offices)

                                 (805) 376-9300
              (Registrant's telephone number, including area code)


                                 Not Applicable

              (Former name or address, if change since last report)


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Item 5.  Other Events.

         The purpose of this Form 8-K is to file a press release issued by Xircom, Inc. on October 2, 1997 regarding the Company's announcement of the acquisition of selected assets from Angia Communications, Inc. and a corresponding one-time charge of $0.07 per share in the fourth quarter of fiscal 1997. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

99.1 - Press Release dated October 2, 1997 entitled "Xircom Acquires Selected Assets From Angia Communications, Inc."



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  XIRCOM, INC.


Dated:  October 8, 1997           By: /s/ RANDALL H. HOLLIDAY
                                      -----------------------------
                                      Randall H. Holliday
                                      Secretary and General Counsel




                                INDEX TO EXHIBITS



EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
  99.1           Press Release dated October 2, 1997 entitled "Xircom Acquires
                 Selected Assets From Angia Communications, Inc."